United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2014

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 1.01    Entry into a Material Definitive Agreement.

On November 25, 2014, BNC Bancorp (the “Company”) entered into a Common Stock Share Exchange Agreement (the “Exchange Agreement”) with Patriot Financial Partners, L.P., a Delaware limited partnership, and Patriot Financial Partners Parallel, L.P., a Delaware limited partnership (collectively, “Patriot”), pursuant to which Patriot may from time to time exchange its shares of the Company’s Non-Voting Common Stock, no par value per share (“Non-Voting Common Stock”), for shares of common stock, no par value per share (“Voting Common Stock”), issued by the Company, provided that immediately following any such exchange, Patriot’s percentage ownership of Voting Common Stock does not exceed 4.99%. Patriot initially became a holder of the Company’s Voting Common Stock and Non-Voting Common Stock as an investor in the June 2012 Private Placement by the Company (the “Private Placement”), and currently holds 799 shares of Voting Common Stock and 871,369 shares of Non-Voting Common Stock.
Patriot was issued shares of Non-Voting Common Stock in the Private Placement in order to prevent Patriot from being considered a bank holding company under the Bank Holding Company Act of 1956, as amended, as the number of shares of Voting Common Stock it purchased in the Private Placement had to be limited to 4.99% of the total number of shares of Voting Common Stock outstanding immediately following the Private Placement. Since June 2013, Patriot has sold a portion of its voting Common Stock and the Company has increased in outstanding shares of Common Stock, eliminating the need to limit Patriot’s percentage ownership of Voting Common Stock to 4.99%. As a result, the Company and Patriot entered into the Exchange Agreement.
The foregoing description of the Exchange Agreement is qualified in its entirety by the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description of Exhibit

10.1	Common Stock Share Exchange Agreement dated November 25, 2014, among BNC Bancorp, Patriot Financial Partners, L.P., and Patriot Financial Partners Parallel, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2014

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

10.1	Common Stock Share Exchange Agreement dated November 25, 2014, among BNC Bancorp, Patriot Financial Partners, L.P., and Patriot Financial Partners Parallel, L.P.